EXHIBIT 99.2
On January 10, 2025, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) completed the sale of the 315-room Courtyard Boston Downtown located in Boston, Massachusetts (“CY Boston”) for $121.5 million in cash, net of selling expenses, respectively. Additionally, the Company repaid approximately $118.4 million on the mortgage loan, of which CY Boston was one of 19 hotels securing the mortgage loan.
The following unaudited pro forma financial information of the Company, as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023 has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on September 30, 2024. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2023, and the nine months ended September 30, 2024, assumes the disposition closed on January 1, 2023. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of CY Boston and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain and the related tax effects resulting from the disposition of CY Boston are preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2024
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	CY Boston (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, gross ($159,495 attributable to VIEs)	$3,603,062	$110,405	$—		$3,492,657
Accumulated depreciation ($28,269 attributable to VIEs)	(1,118,574)	(22,951)	—		(1,095,623)
Investments in hotel properties, net ($131,226 attributable to VIEs).	2,484,488	87,454	—		2,397,034
Contract asset	365,647	—	—		365,647
Cash and cash equivalents ($3,845 attributable to VIEs)	119,659	15	121,541	(C) (i)	131,994
			9,212	(C) (i)
			(118,403)	(C) (ii)
Restricted cash ($4,571 attributable to VIEs)	114,282	8,648	—		105,634
Accounts receivable, net of allowance ($540 attributable to VIEs)	49,874	1,517	—		48,357
Inventories ($47 attributable to VIEs)	3,678	—	—		3,678
Notes receivable, net	10,164	—	—		10,164
Investments in unconsolidated entities	9,132	—	—		9,132
Deferred costs, net ($185 attributable to VIEs)	1,824	—	—		1,824
Prepaid expenses ($863 attributable to VIEs)	14,250	360	—		13,890
Derivative assets	4,074	—	—		4,074
Operating lease right-of-use assets	43,835	—	—		43,835
Other assets ($2,384 attributable to VIEs)	18,941	287	—		18,654
Intangible assets	797	—	—		797
Due from related parties, net ($243 attributable to VIEs)	2,078	—	—		2,078
Due from third-party hotel managers	26,684	193	—		26,491
Total assets	$3,269,407	$98,474	$12,350		$3,183,283
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($65,889 attributable to VIEs)	$2,734,537	$97,368	$(21,035)	(C) (ii)	$2,616,134
Debt associated with hotels in receivership	322,800	—	—		322,800
Finance lease liability	17,998	—	—		17,998
Other finance liability ($27,015 attributable to VIEs)	27,015	—	—		27,015
Accounts payable and accrued expenses ($20,041 attributable to VIEs)	146,402	1,808	—		144,594
Accrued interest payable ($214 attributable to VIEs)	10,714	373	—		10,341
Accrued interest associated with hotels in receivership	42,847	—	—		42,847
Dividends and distributions payable	3,833	—	—		3,833
Due to Ashford Inc., net ($4,816 attributable to VIEs)	6,407	—	—		6,407
Due to third-party hotel managers ($25 attributable to VIEs)	1,149	—	—		1,149
Intangible liabilities, net	1,989	—	—		1,989
Operating lease liabilities	44,457	—	—		44,457
Other liabilities	3,301	—	—		3,301
Total liabilities	3,363,449	99,549	(21,035)		3,242,865
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	22,675	—	—		22,675
Series J Redeemable Preferred Stock, $0.01 par value, 6,158,835 shares issued and outstanding at September 30, 2024	141,809	—	—		141,809
Series K Redeemable Preferred Stock, $0.01 par value, 526,708 shares issued and outstanding at September 30, 2024	13,024	—	—		13,024
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,111,127 shares issued and outstanding at September 30, 2024	11	—	—		11
Series F Cumulative Preferred Stock, 1,037,044 shares issued and outstanding at September 30, 2024	10	—	—		10
Series G Cumulative Preferred Stock, 1,472,948 shares issued and outstanding at September 30, 2024	15	—	—		15
Series H Cumulative Preferred Stock, 1,040,956 shares issued and outstanding at September 30, 2024	10	—	—		10
Series I Cumulative Preferred Stock, 1,034,303 shares issued and outstanding at September 30, 2024	11	—	—		11
Common stock, $0.01 par value, 400,000,000 shares authorized, 5,443,905 shares issued and outstanding at September 30, 2024	54	—	—		54
Additional paid-in capital	2,391,320	(1,075)	87,454	(C) (i)	2,391,693
			9,212	(C) (i)
			(97,368)	(C) (ii)
Accumulated deficit	(2,679,798)	—	34,087	(C) (i)	(2,645,711)
Total stockholders’ equity (deficit) of the Company	(288,367)	(1,075)	33,385		(253,907)
Noncontrolling interest in consolidated entities	16,817	—	—		16,817
Total equity (deficit)	(271,550)	(1,075)	33,385		(237,090)
Total liabilities and equity/deficit	$3,269,407	$98,474	$12,350		$3,183,283
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of September 30, 2024, as reported in its Quarterly Report on Form 10-Q, filed on November 12, 2024.
(B)Represents the removal of the historical balance sheet of CY Boston as of September 30, 2024.
(C)Represents adjustments for Ashford Trust’s disposition of CY Boston as of September 30, 2024, which includes: (i) an adjustment for the cash consideration received of $121.5 million, net of selling expenses and cash received for hotel net working capital; and (ii) the cash paid to repay the mortgage loan partially secured by CY Boston.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2023
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	CY Boston (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$1,059,155	$24,147	$—		$1,035,008
Food and beverage	232,829	2,153	—		230,676
Other hotel revenue	72,748	1,744	—		71,004
Total hotel revenue	1,364,732	28,044	—		1,336,688
Other	2,801	—	—		2,801
Total revenue	1,367,533	28,044	—		1,339,489
EXPENSES
Hotel operating expenses:
Rooms	249,434	5,201	—		244,233
Food and beverage	161,300	2,423	—		158,877
Other expenses	464,058	7,621	—		456,437
Management fees	50,645	1,631	—		49,014
Total hotel expenses	925,437	16,876	—		908,561
Property taxes, insurance and other	70,226	2,110	—		68,116
Depreciation and amortization	187,807	3,357	—		184,450
Advisory services fee	48,927	—	—		48,927
Corporate, general and administrative	16,181	—	—		16,181
Total operating expenses	1,248,578	22,343	—		1,226,235
Gain (loss) on consolidation of VIE and disposition of assets	11,488	—	34,087	(C) (i)	45,575
OPERATING INCOME (LOSS)	130,443	5,701	34,087		158,829
Equity in earnings (loss) of unconsolidated entities	(1,134)	—	—		(1,134)
Interest income	8,978	152	—		8,826
Other income (expense)	310	—	—		310
Interest expense and amortization of discounts and loan costs	(366,148)	(8,475)	—		(357,673)
Write-off of premiums, loan costs and exit fees	(3,469)	(6)	—		(3,463)
Gain (loss) on extinguishment of debt	53,386	—	—		53,386
Realized and unrealized gain (loss) on derivatives	(2,200)	—	—		(2,200)
INCOME (LOSS) BEFORE INCOME TAXES	(179,834)	(2,628)	34,087		(143,119)
Income tax (expense) benefit	(900)	—	—		(900)
NET INCOME (LOSS)	(180,734)	(2,628)	34,087		(144,019)
(Income) loss attributable to noncontrolling interest in consolidated entities	6	—	—		6
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,239	—	(466)	(C) (ii)	1,773
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(178,489)	(2,628)	33,621		(142,240)
Preferred dividends	(15,921)	—	—		(15,921)
Deemed dividends on redeemable preferred stock	(2,673)	—	—		(2,673)
Gain (loss) on extinguishment of preferred stock	3,390	—	—		3,390
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(193,693)	$(2,628)	$33,621		$(157,444)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(56.11)				$(45.61)
Weighted average common shares outstanding—basic	3,452				3,452
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(56.11)				$(45.61)
Weighted average common shares outstanding—diluted	3,452				3,452
See accompanying notes.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Nine Months Ended September 30, 2024
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	CY Boston (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$685,774	$19,485	$—		$666,289
Food and beverage	159,002	1,706	—		157,296
Other hotel revenue	50,298	1,357	—		48,941
Total hotel revenue	895,074	22,548	—		872,526
Other	1,904	—	—		1,904
Total revenue	896,978	22,548	—		874,430
EXPENSES
Hotel operating expenses:
Rooms	159,682	4,071	—		155,611
Food and beverage	109,247	1,757	—		107,490
Other expenses	311,596	6,002	—		305,594
Management fees	32,641	1,316	—		31,325
Total hotel expenses	613,166	13,146	—		600,020
Property taxes, insurance and other	52,335	1,600	—		50,735
Depreciation and amortization	115,471	2,296	—		113,175
Advisory services fee	38,531	—	—		38,531
Corporate, general and administrative	20,462	—	—		20,462
Total operating expenses	839,965	17,042	—		822,923
Gain (loss) on disposition of assets and hotel properties	94,406	—	—		94,406
Gain (loss) on derecognition of assets	156,748	—	—		156,748
OPERATING INCOME (LOSS)	308,167	5,506	—		302,661
Equity in earnings (loss) of unconsolidated entities	(828)	—	—		(828)
Interest income	5,443	205	—		5,238
Other income (expense)	108	—	—		108
Interest expense and amortization of discounts and loan costs	(209,202)	(6,542)	—		(202,660)
Interest expense associated with hotels in receivership	(35,162)	—	—		(35,162)
Write-off of premiums, loan costs and exit fees	(3,831)	(5)	—		(3,826)
Gain (loss) on extinguishment of debt	2,790	—	—		2,790
Realized and unrealized gain (loss) on derivatives	(84)	—	—		(84)
INCOME (LOSS) BEFORE INCOME TAXES	67,401	(836)	—		68,237
Income tax (expense) benefit	(3,313)	—	—		(3,313)
NET INCOME (LOSS)	64,088	(836)	—		64,924
(Income) loss attributable to noncontrolling interest in consolidated entities	494	—	—		494
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(672)	—	(10)	(C) (ii)	(682)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	63,910	(836)	(10)		64,736
Preferred dividends	(16,379)	—	—		(16,379)
Deemed dividends on redeemable preferred stock	(2,253)	—	—		(2,253)
Gain (loss) on extinguishment of preferred stock	3,340	—	—		3,340
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$48,618	$(836)	$(10)		$49,444
Income (loss) per share – basic:
Income (loss) attributable to common stockholders	$10.94				$11.12
Weighted average common shares outstanding—basic	4,425				4,425
Income (loss) per share – diluted:
Income (loss) attributable to common stockholders	$3.12				$3.17
Weighted average common shares outstanding—diluted	18,768				18,768
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2023, as reported in its Annual Report on Form 10-K for the year ended December 31, 2023, filed on March 14, 2024 and the historical consolidated statement of operations of Ashford Trust for the nine months ended September 30, 2024, as reported in its Quarterly Report on Form 10-Q, filed on November 12, 2024.
(B)Represents the removal of the historical consolidated statements of operations of CY Boston for the year ended December 31, 2023, and the nine months ended September 30, 2024.
(C)Represents adjustments for the Company’s sale of CY Boston, which includes:(i) the estimated non-recurring gain on the disposition of CY Boston for the year ended December 31, 2023; and (ii) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of CY Boston, including the estimated non-recurring gain for the year ended December 31, 2023, based on an ownership percentage of 1.27% for the year ended December 31, 2023 and 1.17% for the nine months ended September 30, 2024. There is no estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2023 and the nine months ended September 30, 2024. The pro forma gain resulting from the disposition of CY Boston is preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.